UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 11, 2007

ARGYLE SECURITY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Commencing December 11, 2007, Argyle Security, Inc. (“Argyle”) intends to hold presentations for current and/or potential stockholders. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

On December 11, 2007, Argyle also issued a press release providing guidance on its financial results for the fourth quarter of 2007 and fiscal year 2008. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

	Exhibit No.	Description

	99.1	Presentation dated December 11, 2007.

	99.2	Press Release dated December 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY, INC.

Date: December 11, 2007	By:	/s/ Donald F. Neville
		Name:	Donald F. Neville
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation dated December 11, 2007.

99.2	Press Release dated December 11, 2007